[ALLEN ALLEN & HEMSLEY LOGO OMITTED]


INVESTMENT MANAGEMENT AGREEMENT
-------------------------------------------------------------


INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED

PERPETUAL TRUSTEES VICTORIA LIMITED

INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED








Interstar Millennium Trusts





ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333



(C) Copyright Allen Allen & Hemsley 2000

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                      1

         1.1      Definitions                                                1

         1.2      Interpretation                                             3

         1.3      Liability of Trustee limited to its right of indemnity     3

         1.4      Series Notice                                              3

2.       APPOINTMENT OF SERVICER                                             3

         2.1      Appointment                                                3

         2.2      General duties and standard of care                        3

         2.3      Powers                                                     4

         2.4      Records                                                    4

         2.5      Servicer's power to delegate                               4

         2.6      Servicer's power to appoint advisers                       5

3.       CUSTODY                                                             5

4.       UNDERTAKINGS                                                        6

         4.1      Servicing Undertakings                                     6

5.       REPORT BY SERVICER                                                  9

6.       SERVICER FEES                                                       9

         6.1      Fee                                                        9

         6.2      Expenses of Servicer                                       9

7.       TERMINATION                                                        10

         7.1      Expiry of Term                                            10

         7.2      Servicer Transfer Event                                   10

         7.3      Resignation                                               10

         7.4      Upon termination or resignation                           10

         7.5      Survival                                                  11

         7.6      Release of outgoing Servicer                              11

         7.7      New Servicer to execute deed                              11

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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         7.8      Settlement and discharge                                  11

8.       INDEMNITY                                                          12

         8.1      Indemnity                                                 12

         8.2      Limitation of liability                                   12

         8.3      No liability for acts of certain persons                  12

         8.4      No liability for loss etc                                 12

         8.5      Method of claiming under indemnity                        13

         8.6      Time of Payment                                           13

9.       REPRESENTATIONS AND WARRANTIES                                     13

         9.1      Representations and Warranties                            13

         9.2      Reliance                                                  13

         9.3      Survival of Representations and Indemnities               13

10.      ADMINISTRATIVE PROVISIONS                                          14

         10.1     Notices                                                   14

         10.2     Governing Law and Jurisdiction                            15

         10.3     Assignment                                                15

         10.4     Amendment                                                 15

         10.5     Severability clause                                       16

         10.6     Costs and Expenses                                        16

         10.7     Waivers:  Remedies Cumulative                             16

         10.8     Give effect                                               16

ANNEXURE                                                                    19




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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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DATE
----------

PARTIES
----------

       1. INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ACN 087 271 109) of 367 Collins Street, Melbourne, Victoria (in this capacity, the SERVICER);

       2. PERPETUAL TRUSTEES VICTORIA LIMITED (ACN 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria in its capacity as trustee of each Relevant Trust (in this capacity, the TRUSTEE); and

       3. INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ACN 087 271 109) of 367 Collins Street, Melbourne, Victoria (the TRUST MANAGER).

RECITALS
----------
              The Trustee wants to retain the services of the Servicer to manage the Loans in relation to certain Trusts.
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IT IS AGREED as follows.


1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         In this agreement, terms defined in the Master Trust Deed or a Series Notice in relation to a Relevant Trust have the same meaning and the following definitions apply unless a different meaning is given in a Series Note in relation to a Relevant Trust or the context otherwise requires.

         ELIGIBLE SERVICER means any suitably qualified person whose appointment by the Trustee as Servicer under this agreement will not materially affect the rating assigned to the Notes (as confirmed by the Designated Rating Agencies).

         GENERAL INSURANCE POLICY means, in relation to a Loan, an insurance contract for land and building insurance with respect to the property secured by the relevant Loan Security, including fire insurance, taken out with an insurer which:

         (a) is registered by the Insurance & Superannuation Commission under the Insurance Act 1974 (Commonwealth); and

         (b)      has been approved by the Trust Manager.

         LAW means any statute, rule, regulation, ordinance, order or decree of any Government Agency, and includes any Consumer Credit Legislation and any applicable code of banking practice.


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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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         MASTER TRUST DEED means the Master Trust Deed between the Trustee and the Trust Manager dated on or about the date of this agreement.

         LOAN, in relation to a Relevant Trust, has the meaning in the Master Trust Deed (as amended by the Series Notice for that Relevant Trust), but relates only to Loans held by the Trustee under that Relevant Trust.

         LOAN SECURITIES, in relation to a Relevant Trust, has the meaning in the Master Trust Deed (as amended by the Series Notice for that Relevant Trust), but relates only to Loan Securities held by the Trustee under that Relevant Trust.

         RELEVANT TRUST means a Trust in relation to which the Servicer has been appointed, and has agreed to act, as Servicer under clause 2.1 and a Series Notice.

         SERVICES means the services provided or to be provided by the Servicer under this agreement.

         SERVICER TRANSFER EVENT means the occurrence of any of the following:

         (a)      an Insolvency Event occurs with respect to the Servicer;

         (b) the Servicer fails to pay any amount in accordance with any Transaction Document within 5 Business Days of receipt of a notice to do so from either the Trustee or Trust Manager;

         (c) the Servicer fails to comply with any of its other obligations under any Transaction Document and such action has had, or, if continued will have, an Adverse Effect (as determined by the Trustee) and the Servicer does not remedy that failure within 30 days after the Servicer becomes aware of that failure by receipt of a notice from either the Trustee or the Trust Manager;

         (d) any representation, warranty or certification made by the Servicer is incorrect when made and is not waived by the Trustee or remedied to the Trustee's reasonable satisfaction within 90 days after notice from the Trustee, and the Trustee determines that breach would have an Adverse Effect; or

         (e)      if it is unlawful for the Servicer to perform the Services.

         SERVICER'S REPORT means any report of the Servicer referred to in clause 5.

         TERM means the period from the date of this agreement until the earlier of:

         (a) the date on which this agreement is terminated pursuant to clause 7.2;

         (b) the date which is one month after the Notes in relation to each Relevant Trust have been redeemed in full in accordance with the Transaction Documents and the Trustee ceases to have any obligations to any Creditor in relation to any Relevant Trust, and the Trustee and the Trust Manager notify the Servicer that the Term has expired;

         (c) the date on which the Trustee replaces the Servicer with an Eligible Servicer; and


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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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         (d)      the date on which the Servicer is replaced after resigning under clause 7.3.

1.2      INTERPRETATION

         The provisions of clause 1.2 of the Master Trust Deed apply to this agreement, as if set out in full, and on the basis that a reference to THIS DEED is a reference to THIS AGREEMENT.

1.3      LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

         Clause 32.16 of the Master Trust Deed is incorporated into this agreement as if set out in full, except that any reference to DEED is replaced by a reference to AGREEMENT and any reference to TRUST refers to each Relevant Trust.

1.4      SERIES NOTICE

         This agreement is subject to the Series Notice for each Relevant Trust. In case of any inconsistency, the relevant Series Notice will prevail in relation to that Relevant Trust only.

2.       APPOINTMENT OF SERVICER
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2.1      APPOINTMENT

         The Trustee appoints the Servicer to perform the Services for each Relevant Trust during the Term. By executing a Series Notice, the Servicer will be taken to have accepted that appointment, and agreed to perform the Services in relation to that Relevant Trust in accordance with this agreement.

2.2      GENERAL DUTIES AND STANDARD OF CARE

         (a) The Servicer will act as the servicer, administrator and manager of the Loans.

         (b)      In servicing and managing the Loans, the Servicer will:

                  (i) service and manage the Loans (or ensure that the Loans are serviced and managed by third parties as appointed by the Servicer from time to time):

                           (A)      to the highest standard of accepted
                                    servicing practice of prudent mortgage
                                    lending and investment management
                                    institutions;

                           (B) exercising a high degree of skill and care in respect thereof; and

                           (C)      in compliance with all relevant legislation;
                                    and

                  (ii) not do any act, matter or thing that may adversely affect the rating of any Notes then issued by the Trustee of the Relevant Trust.

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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2.3      POWERS

         Subject to this agreement, the Servicer has the express power, among other things, to the extent such action will not cause an Adverse Effect or cause breach of any Transaction Document in respect of a Relevant Trust:

         (a) to waive any fees which may be collected in the ordinary course of servicing the Loans or arrange the rescheduling of interest due and unpaid following a default under any Loans;

         (b) in its discretion, to waive any right in respect of any Loans and Loan Securities in the ordinary course of servicing the Loans and Loan Securities (including in accordance with its normal collection procedures);

         (c) to grant an extension of maturity beyond 30 years from the date any Loan that relates to a Mortgage was made, when required to do so by Law or a Government Agency. The restriction on granting extensions that will have an Adverse Effect will not apply where the extension is required by Law or a Government Agency.; and

         (d) to require any law firm preparing documents in relation to a Loan or a Loan Security to use the pro forma documents in the annexure or such other documents which will not have an Adverse Effect in respect of the Relevant Trust.

2.4      RECORDS

         The Servicer will keep or cause to be kept proper separate accounting records and files of the Loans and Loan Securities in relation to each Relevant Trust and provide, collect and maintain such information as the Servicer may from time to time in writing be reasonably required to provide, collect or maintain in respect of those Loans and Loan Securities in order to provide the Services and perform its obligations under this Agreement. Such accounting records and files will be kept at the office of the Servicer or such other place as approved by the Trustee in writing and will be open to the inspection of the Trustee and/or the authorised agents of the Trustee. The Servicer will allow such persons to take copies of any such accounting records and files.

2.5      SERVICER'S POWER TO DELEGATE

         Without in any way affecting the generality of the above, the Servicer may in carrying out and performing its duties and obligations contained in this agreement:

         (a) (DELEGATE TO EMPLOYEES) delegate to any of its officers and employees all Services (whether or not requiring or involving the Servicer's judgment or discretion);

         (b) (APPOINT ATTORNEYS OR SUBCONTRACT) appoint any person to be its attorney or agent or delegate to or subcontract with any person for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Servicer) as the Servicer thinks fit with:

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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                  (i)      power for the attorney or agent to sub-delegate any
                           such powers, authorities or discretions;

                  (ii) power to authorise the issue in the name of the Servicer of documents bearing facsimile signatures of the Servicer or of the attorney, agent or delegate (either with or without proper manuscript signatures of their officers);

                  (iii) provisions for the protection and convenience of those dealing with any such attorney, agent or delegate as they may think fit; and

         (c) (SUSPEND AGENTS AND SUB-AGENTS) supersede or suspend any such attorney, agent or delegate for such cause or reason as the Servicer may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper, but despite any delegation or appointment under the above paragraphs of this clause, the Servicer will remain liable for the performance of the Services in accordance with this agreement and for the acts or omissions of any officer, employee, attorney, agent, delegate, sub-delegate or sub-agent and will be solely responsible for the fees and expenses of such officer, employee, attorney, agent, delegate, sub-delegate or sub-agent.

2.6      SERVICER'S POWER TO APPOINT ADVISERS

         In accordance with its ordinary course of business, the Servicer may appoint and engage and act upon the opinion, advice or information obtained from any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Servicer properly to exercise and perform its duties and obligations under this agreement.

3.       CUSTODY
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         (a)      The Servicer shall not have the right to possession of any
                  Relevant Documents relating to a Relevant Trust except with the consent of the Trustee of that Relevant Trust.

         (b) The Servicer shall in no way deal with any Relevant Documents relating to a Relevant Trust unless directed by the Trustee of that Relevant Trust or with that Trustee's prior consent.

         (c) All Relevant Documents relating to the Authorised Investments in relation to a Relevant Trust shall be promptly deposited with the Trustee which shall retain them in safe custody. The Trustee will have no liability as custodian of those documents (except as otherwise provided in the Transaction Documents in relation to the Relevant Trust).


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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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         (d)      Notwithstanding paragraphs (a) to (c), the Servicer shall have access to any documents in order to provide the Services and perform its obligations under this Agreement.

4.       UNDERTAKINGS
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4.1      SERVICING UNDERTAKINGS

         The Servicer undertakes that at all times during the Term it will:

         (a) (NOTICE OF DEFAULT) give notice in writing to the Trustee and the Designated Rating Agency of it becoming aware of the occurrence of any Servicer Transfer Event;

         (b)      (COMPLIANCE WITH LAW)

                  (i) maintain in effect all qualifications, consents, licenses, permits, approvals, exemptions, filings and registrations as may be required under any applicable law in order properly to service the Loans and Loan Securities and to perform or comply with its obligations under this agreement; and

                  (ii) comply with all Laws in connection with servicing the Loans and Loan Securities;

         (c) (DEFAULT) upon becoming aware that any default has occurred in respect of any Loan:

                  (i) promptly notify the Mortgage Insurer of that default in accordance with the provisions of the relevant Mortgage Insurance Policy;

                  (ii) subject to obtaining the prior consent of the Mortgage Insurer, promptly take such action as the Servicer considers necessary in relation to such default, including:

                           (A) serving any notice of default upon the Obligor or any other party;

                           (B) instituting and conducting legal proceedings against the Obligor or any other party; and

                           (C) taking all necessary steps and engaging all necessary persons to sell the Subject Property pursuant to the exercise of the power of sale authorised by the relevant Loan Security; and

                  (iii) otherwise enforce the Loan and Loan Security in accordance with the directions and requirements of the Mortgage Insurer;

         (d)      (INSURANCE POLICIES)

                  (i)      enter into:

                           (A)      Mortgage Insurance Policies; and

                           (B)      General Insurance Policies,

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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                           for and on behalf of and in the name of the Trustee
                           and/or the mortgagee of a Loan Security whenever required to do so, and ensure that the Trustee's and/or mortgagee's interest is duly noted and/or endorsed upon all such contracts;

                  (ii) ensure by its conduct that no Mortgage Insurance Policy or General Insurance Policy in relation to the Loans and Loan Securities become invalid, unenforceable or lapse; and

                  (iii) not commit, or allow or cause to be committed, any act or omission whereby any Mortgage Insurance Policy or General Insurance Policy may be rendered void or voidable at the option of the insurer.

         (e) (NO SECURITY INTERESTS) not consent to the creation or existence of any Security Interest in favour of a third party in relation to any Mortgaged Property in connection with a Loan and the Loan Security (other than as contemplated by the relevant Transaction Documents):

                  (i) without limiting sub-paragraph (e)(ii), unless priority arrangements are entered into with that third party under which the third party acknowledges that the Loan and Loan Security rank ahead in priority to the third party Security Interest on enforcement for an amount not less than the Unpaid Balance of the Loan plus such other amount as the Servicer determines in accordance with its ordinary course of business; or

                  (ii) which would rank before or pari passu with the relevant Loan and Loan Security;

         (f) (VARY TERMS) not agree to any variation, amendment or modification of any of the terms and conditions of any Loan or Loan Security or do any act, matter or thing which could constitute a diminution, restriction, waiver or modification of the Trustee's rights under that Loan or Loan Security without the Trustee's prior written consent.

         (g) (OTHER MISCELLANEOUS THINGS) procure the stamping and registration of all Relevant Documents for each Relevant Trust (including documents which became Relevant Documents) following any amendment, consolidation or other action, and in the case of any registration of any Mortgage that registration will result in the Mortgage having the ranking referred to in the relevant eligibility criteria in the Series Notice. In relation to any Mortgage that is not registered at the relevant Closing Date, the Servicer will procure that it is lodged for registration not later than 30 days after that Closing Date;

         (h) (SETTING THE INVESTMENT RATE) set the Investment Rate in respect of any Relevant Trust as 0.25% higher than the percentage rate of return on the Purchased Loans, and taking into account the percentage rate of return being earned on other Authorised Investments, which it determines will be necessary to ensure that the Trustee has sufficient cash available at all times to enable the Trustee to pay all payments of

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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                  Interest in respect of the Relevant Trust and otherwise comply with all of the Trustee's duties and obligations under the relevant Transactions Documents as and when they fall due, including payment of any Approved Seller's Fee as and when it falls due.

         (i)      (NOTIFICATION) notify:

                  (i) the Trustee and the Trust Manager of any event which it reasonably believes is likely to have an Adverse Effect promptly after becoming aware of such event; and

                  (ii) the Trust Manager of anything else which the Trust Manager reasonably requires regarding any proposed modification to the terms of any Loan or Loan Security;

         (j) (PROVIDE INFORMATION AND ACCESS ON REQUEST) provide information reasonably requested by the Trustee or the Trust Manager, with respect to all matters relating to each Relevant Trust and the assets of the relevant Trust, and the Trustee or the Trust Manager believes reasonably necessary for it to perform its obligations under the relevant Transaction Documents, and upon reasonable notice and at reasonable times permit the Trustee to inspect the Data Base in relation to each Relevant Trust and the Relevant Documents;

         (k) (COMPLY WITH OTHER OBLIGATIONS) comply with all its obligations under any Transaction Document to which it is a party;

         (l) (PAY TAXES) subject to receiving payment from, or being reimbursed by, the relevant Obligor or being indemnified by the Trustee, pay all Taxes that relate to the Services (other than any Tax on the income of a Trust) or ensure those Taxes are paid or where such Taxes are incurred due to the default or breach of duty by the Servicer;

         (m) (NOT CLAIM) not claim any Security Interest over any Asset (other than in accordance with the relevant Transaction Documents);

         (n) (COMPLY WITH SERIES NOTICE) comply with any undertaking specified as an additional Servicer undertaking in a relevant Series Notice, including providing the Trust Manager with any information referred to in that Series Notice;

         (o) (ACCOUNT TO TRUSTEE) regularly account to the Trustee in such manner as prescribed by the Trustee from time to time;

         (p) (ENFORCE LOANS) enforce the Trustee's rights pursuant to or in connection with the Loans in accordance with the directions of the Trustee in that regard and ensure prompt compliance by the Obligor under each Loan;

         (q) (ACT AS DIRECTED BY TRUSTEE) take all or any necessary steps which the Trustee may direct the Servicer to take to ensure that the Trustee's rights pursuant to or in connection with the Loans are in no way diminished, restricted or modified;

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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         (r)      (PERFORMING OR NON-PERFORMING LOANS) determine whether Loans are performing or non-performing as required by the Master Trust Deed and the Series Notice for the Relevant Trust; and

         (s) (COLLECT MONEYS) arrange to collect all moneys paid or payable under the Loans and Loan Securities and pay them into the relevant Collection Account.

5.       REPORT BY SERVICER
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         On or before each date which is 3 Business Days before each Payment
         Date for each Relevant Trust, if so requested by the Trust Manager, the Servicer will prepare and submit to the Trust Manager a report and provide such other information as the Trust Manager reasonably requires to prepare its report (if any) under clause 17.16 of the Master Trust Deed.

6.       SERVICER FEES
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6.1      FEE

         The Trustee will in accordance with, and subject to, the relevant Series Notice (where the Series Notice so specifies) pay to the Servicer a fee for providing its services under this agreement in relation to each Trust.

6.2      EXPENSES OF SERVICER

         (a) The Trustee will reimburse the Servicer for all legal and selling expenses relating to the enforcement and recovery of the Loans, including legal expenses, valuations, premiums on force - placed insurance policies where the relevant Obligor has cancelled or let lapse an insurance policy, rates and taxes, any amount repaid to a liquidator or trustee in bankruptcy under any applicable law, binding code, order or decision of a court, tribunal or the like or based on the advice of the Servicer's legal advisers, and other reasonable amounts which the Servicer reasonably spends or incurs in relation to the enforcement or sale, provided that where the consent of an insurer under a Mortgage Insurance Policy is required in order for an expense to be reimbursable by that insurer, the Servicer will only be reimbursed where it has obtained that consent.

         (b) The Servicer will invoice the Trustee 3 Business Days before each Payment Date in relation to each Relevant Trust for the costs and expenses under paragraph (a), and will provide reasonable details and supporting documentation in relation to amounts to be reimbursed.

         (c) This reimbursement will be in accordance with the relevant Series Notice.

         (d) Except as provided in this clause, the Servicer will be responsible for all other costs and expenses of servicing the Loans.

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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7.       TERMINATION
--------------------------------------------------------------------------------

7.1      EXPIRY OF TERM

         This agreement will continue until the expiry of the Term.

7.2      SERVICER TRANSFER EVENT

         If the Trustee has actual knowledge of the occurrence of a Servicer Transfer Event, the Trustee will terminate this agreement with immediate effect. The Trustee will promptly give notice of that termination to the Trust Manager, the Servicer and the Designated Rating Agency.

7.3      RESIGNATION

         (a) The Servicer shall not resign without first giving 3 months' notice to the Designated Rating Agency, the Trust Manager (where the Servicer is not the Trust Manager) and the Trustee. The Trust Manager (where the Servicer is not the Trust Manager) and the Trustee shall use reasonable endeavours to procure the appointment of a replacement Servicer which is an Eligible Servicer. The Servicer shall assist the Trust Manager (where the Servicer is not the Trust Manager) and the Trustee in procuring such appointment if requested.

         (b) When a notice under paragraph (a) is given, the Trustee and the Trust Manager (where the Servicer is not the Trust Manager) shall be entitled to appoint some other person to be the Servicer of the relevant Trust provided that person is an Eligible Servicer.

         (c) Subject to paragraph (d) below, until a replacement Servicer is appointed under paragraph (b) above, the Servicer must continue to act as Servicer and shall be entitled to the fee payable under clause 6 while so acting.

         (d) If an Eligible Servicer is not appointed by the expiry of the 3 month notice period given under paragraph (a) above, the Trust Manager (or if the retiring Servicer is the Trust Manager, the Trustee) must itself act as Servicer and shall be entitled to the fee payable under clause 6 (if any) while so acting.

7.4      UPON TERMINATION OR RESIGNATION

         Where:

         (a) the Trustee has terminated this agreement in accordance with the provisions of clause 7.2; or

         (b)      the Servicer has resigned in accordance with clause 7.3,

         each of the following applies.

         (c) The Servicer will, as soon as practicable, deliver any Relevant Documents in its possession to the Trustee, or as it directs. If the Servicer has not done so within 10 Business Days (or such longer

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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                  period as the Trustee permits) the Trustee will enter any
                  premises where the Relevant Documents are kept, take possession of and remove the Relevant Documents. The Servicer will assist in doing so. If the Trustee does not have possession of the Relevant Documents within the specified period of 10 Business Days it will, to the extent that it has information available to it to do so, lodge caveats in relation to the Loans and Loan Securities for which it does not hold the Relevant Documents.

         (d) The Servicer will promptly transfer at its own cost to the Trustee or as the Trustee directs the relevant information held or maintained by the Servicer in relation to this agreement, the Loans or Loan Securities.

         (e) The Trustee may appoint any other person to perform all or part of the obligations the Servicer has undertaken to perform under this agreement or to service any of the Loans.

7.5      SURVIVAL

         The obligations of the Servicer under clause 7 survive the termination of this agreement.

7.6      RELEASE OF OUTGOING SERVICER

         Except as provided in clause 7.5, upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Servicer under this deed at that date, the outgoing Servicer will be released from all further obligations under this deed but no release under this clause will extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Servicer or its officers, employees, agents or delegates.

7.7      NEW SERVICER TO EXECUTE DEED

         (a) A new Servicer will execute a deed in such form as the Trustee may reasonably require under which the new Servicer will undertake to the Trustee and other relevant parties to be bound by all the covenants on the part of the Servicer under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction Documents.

         (b) On and from the date of execution of the new deed, the new Servicer will and may afterwards exercise all the powers, enjoy all the rights and will be subject to all the duties and obligations of the Servicer under the Transaction Documents as fully as though the new Servicer had been originally named as a party to it.

7.8      SETTLEMENT AND DISCHARGE

         The Trustee will settle with the outgoing Servicer the amount of any sums payable by the outgoing Servicer to the Trustee or by the Trustee to the outgoing Servicer and will give to or accept from the outgoing Servicer a discharge in respect of those sums which will be conclusive and binding as

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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         between the Trustee, the outgoing Servicer, the new Servicer, the Trust
         Manager, the Beneficiaries and the Noteholders.

8.       INDEMNITY
--------------------------------------------------------------------------------

8.1      INDEMNITY

         Subject to the succeeding provisions of this clause, the Servicer fully indemnifies the Trustee from and against any expense, loss, damage or liability which the Trustee may incur as a consequence of a Servicer Transfer Event, or a failure by the Servicer to perform its duties under this agreement, including a failure to deliver the Relevant Documents to the Trustee when it is required to do so in accordance with this agreement.

8.2      LIMITATION OF LIABILITY

         The Servicer is not liable:

         (a) in connection with anything done by it in good faith in reliance upon any document, form or list provided by or on behalf of the Trustee except when it has actual knowledge, or ought reasonably know, that the document, form or list is not genuine;

         (b) if it fails to do anything because it is prevented or hindered from doing it by any Law; or

         (c) subject to the Corporations Law, if a person (other than a delegate or agent of the Servicer) fails to carry out an agreement with the Trustee or the Servicer in connection with the Services (except when the failure is due to the Servicer's own fraud, negligence or wilful default).

8.3      NO LIABILITY FOR ACTS OF CERTAIN PERSONS

         If the Servicer relies in good faith on an opinion, advice, information or statement given to it, by a person the Servicer is not liable for any misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of that person, except:

         (a)      when the person is not independent from the Servicer;

         (b) it would not be reasonable to rely upon the opinion, advice, information or statement from the person who gives it; or

         (c)      where that person is a delegate or agent of the Servicer.

         A person will be regarded as independent notwithstanding that the person acts or has acted as adviser to the Servicer so long as separate instructions are given by the Servicer to that person.

8.4      NO LIABILITY FOR LOSS ETC

         The Servicer is not liable:

         (a) for any loss, cost, liability or expense arising out of the exercise or non-exercise of a discretion by the Trustee or the Trust Manager or

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                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
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                  the act or omission of the Trustee or the Trust Manager except to the extent that it is caused by the Servicer's own fraud, negligence or wilful default; or

         (b) for any loss, cost, liability or expense caused by its failure to check any information, document, form or list supplied or purported to be supplied to it by the Trustee or the Trust Manager except to the extent that the loss is caused by the Servicer's own fraud, negligence or wilful default.

         This exclusion does not apply in relation to the acts or omissions of the Trust Manager for so long as the Servicer is the Trust Manager.

8.5      METHOD OF CLAIMING UNDER INDEMNITY

         The Servicer will not be obliged to pay any indemnity under this agreement, unless:

         (a)      the Trustee first establishes that there has been a breach;

         (b) the indemnity claimed represents no more than the loss incurred; and

         (c) the Trustee first gives the Servicer a written notice specifying:

                  (i)      the quantum of the claim; and

                  (ii)     the basis of the claim.

8.6      TIME OF PAYMENT

         The Servicer will pay any amount it is required to pay under this clause within 7 Business Days of receipt of notice under clause 8.5.

9.       REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------

9.1      REPRESENTATIONS AND WARRANTIES

         The Servicer makes the representations and warranties in clause 31 of the Master Trust Deed in relation to itself for the benefit of the Trustee.

9.2      RELIANCE

         The Servicer acknowledges that the Trustee has entered into this agreement in reliance on the representations and warranties in clause 9.1.

9.3      SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

                  (a) All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction Documents.

                  (b)      Each indemnity in this agreement:

                           (i)      is a continuing obligation;

                           (ii)     is a separate and independent obligation;
                                    and

                           (iii) survives termination or discharge of this agreement.

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

                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
--------------------------------------------------------------------------------

10.      ADMINISTRATIVE PROVISIONS
--------------------------------------------------------------------------------

10.1     NOTICES

         (a) (METHOD OF DELIVERY) Subject to paragraph (d) any notice, request, certificate, approval, demand, consent or other communication to be given under this deed must:

                  (i) except in the case of communications by email, be in writing and signed by an Authorised Signatory of the party giving the same; and

                  (ii)     be:

                           (A)      left at the address of the addressee;

                           (B) sent by prepaid ordinary post to the address of the addressee;

                           (C) by facsimile to the facsimile number of the addressee; or

                           (D) sent by email by an Authorised Signatory of the party giving the same to the addressee's specified email address.

         (b) (ADDRESS FOR NOTICES) The address and facsimile number of a party is the address and facsimile number notified by that party to the other parties from time to time.

         (c) (DEEMED RECEIPT) A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                  (i)      where delivered in person, upon receipt;

                  (ii) where sent by post, on the third (seventh if outside Australia) day after posting;

                  (iii) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                  (iv) where sent by email, on the date that the email is received.

                  However, if the time of deemed receipt of any notice is not before 5.30 pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

         (d) (EMAIL) A notice, request, certificate, approval, demand, consent or other communication to be given under this deed may only be given by email where the recipient has agreed that that communication, or communications of that type, may be given by email.

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
                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
--------------------------------------------------------------------------------


10.2     GOVERNING LAW AND JURISDICTION

         This agreement is governed by the laws of New South Wales. Each of the Servicer, the Trust Manager and the Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

10.3     ASSIGNMENT

         No party may assign, novate, transfer or otherwise deal with its obligations under this agreement other than in accordance with the provisions of the Master Trust Deed or the Series Notice of the Relevant Trust.

10.4     AMENDMENT

         (a) Subject to paragraphs (b) and (c), the parties may by an agreement in writing make any variation, amendment or addition to this agreement which they think proper having regard to all the circumstances of the case subject to:

                  (i) the Designated Rating Agency confirming that the variation, amendment or addition will not affect the credit rating of any Notes in relation to the Relevant Trust, and

                  (ii) the Trust Manager certifying to the Trustee that, in the Trust Manager's opinion, the variation, amendment or addition will not materially and adversely affect the rights of any relevant Noteholder, and after the execution of any such agreement this Agreement shall be construed and take effect as varied, amended or added to.

         (b) Where a Designated Rating Agency indicates that such variation, amendment or addition will adversely affect the credit rating of all Notes or, if in the Trust Manager's opinion, the rights of all Noteholders would be materially and adversely affected by such variation amendment or addition then the variation, amendment or addition may only be effected by Extraordinary Resolution of all Noteholders.

         (c) Where a Designated Rating Agency indicates that such variation, amendment or addition will adversely affect the credit rating of Notes in only one or some (but not all) of the Classes of Notes or, if in the Trust Manager's opinion, the rights of Noteholders in only one or some (but not all) of the Classes of Notes would be materially and adversely affected by such variation, amendment or addition then the variation, amendment or addition may only be effected by Extraordinary Resolution of Noteholders of that Class or those Classes of Notes.

         (d) The Trust Manager shall give the Designated Rating Agency at least five Business Days' notice prior to:

                  (i) the parties effecting any variation, amendment or addition to this agreement pursuant to paragraph (a); or

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                                                                         Page 15

                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
--------------------------------------------------------------------------------


                  (ii) the date upon which a meeting of Noteholders is to be held which will consider a resolution involving any such variation, amendment or addition,

                  and upon any such variation, amendment or addition being effected then the Trust Manager shall notify the Designated Rating Agency.

10.5     SEVERABILITY CLAUSE

         Any provisions of any Transaction Document which are prohibited or unenforceable in any jurisdiction are ineffective to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

10.6     COSTS AND EXPENSES

         (a) (TRUSTEE'S COSTS AND EXPENSES) On demand the Servicer will reimburse the Trustee for the reasonable expenses of the Trustee (as applicable) in relation to any enforcement of this agreement against the Servicer or the Trust Manager including in each case legal costs and expenses at the usual commercial rates of the legal services provider and each party will bear their own costs (other than legal costs) relating to the preparation execution and completion of this agreement.

         (b) (STAMP DUTY) The Servicer will pay all stamp and registration Taxes (including fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this agreement.

         (c) (SERVICES COSTS AND EXPENSES) In accordance with the Series Notice, the Trustee will reimburse the Servicer for the reasonable expenses of the Servicer in relation to any enforcement of this agreement including in each case legal costs and expenses charged at the usual commercial rates of the legal services provider.

10.7     WAIVERS: REMEDIES CUMULATIVE

         (a) No failure on the part of a party to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b) The rights, powers and remedies provided to the Trustee in the Transaction Documents are in addition to any right, power or remedy provided by law.

10.8     GIVE EFFECT

         Each party will sign, execute, do and perform all such other documents, instruments, writings, acts, matters and things as may be necessary or desirable to give effect to this agreement.


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
                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
--------------------------------------------------------------------------------


EXECUTED in Sydney.

Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.

SERVICER

SIGNED on behalf of             )
INTERSTAR SECURITIES            )
(AUSTRALIA) PTY LIMITED         )
by its attorney                 )
in the presence of:             )

                                    --------------------------------------------
                                    Signature

---------------------------------   --------------------------------------------
Witness                             Print name

---------------------------------
Print name

TRUSTEE

SIGNED on behalf of             )
PERPETUAL TRUSTEES              )
VICTORIA LIMITED                )
by its attorney                 )
in the presence of:             )

                                    --------------------------------------------
                                    Signature

---------------------------------   --------------------------------------------
Witness                             Print name

---------------------------------
Print name





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                                                                         Page 17

                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
--------------------------------------------------------------------------------


TRUST MANAGER

SIGNED on behalf of             )
INTERSTAR SECURITIES            )
(AUSTRALIA) PTY LIMITED         )
by its attorney                 )
in the presence of:             )

                                    --------------------------------------------
                                    Signature

---------------------------------   --------------------------------------------
Witness                             Print name

---------------------------------
Print name





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                                                                         Page 18

                                                                    Allen Allen
INVESTMENT MANAGEMENT AGREEMENT                                      & Hemsley
--------------------------------------------------------------------------------


ANNEXURE


PRO FORMA DOCUMENTS FOR LOANS AND LOAN SECURITIES





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